UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

NetSuite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2955 Campus Drive, Suite 100 San Mateo, California	94403-2511
(Address of principal executive offices)	(Zip Code)

(650) 627-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 8, 2015, NetSuite Inc. (the “Company”) completed its previously announced acquisition of Bronto Software, Inc. (“Bronto”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated April 22, 2015, by and among the Company, Bronto, Broadway Merger Sub I, Inc., a wholly-owned subsidiary of the Company (“Merger Sub I”), and Broadway Merger Sub II, LLC, a wholly-owned subsidiary of the Company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”) and Joseph Colopy, as Securityholder Representative.

Pursuant to the Merger Agreement, Merger Sub I merged with and into Bronto, with Bronto continuing as the surviving corporation (the “Interim Surviving Corporation”) and a wholly-owned subsidiary of the Company (the “First Step Merger”). Pursuant to the Merger Agreement, the Interim Surviving Corporation immediately after the First Step Merger merged with and into Merger Sub II, with Merger Sub II continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Second Step Merger,” and together with the First Step Merger, the “Merger”).

The Company’s acquisition of Bronto was for approximately $200 million, comprised of approximately $100 million in cash and approximately $100 million (or 1,030,508 shares) in Company common stock (the “Common Stock”). A portion of the consideration has been placed into an escrow account to satisfy any potential claims under the indemnification obligations of certain Bronto securityholders described in the Merger Agreement.

The description of the Merger Agreement contained in this Item 2.01 is qualified in its entirety by the full text of the Merger Agreement. A copy of the Merger Agreement was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2015, and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information included under Item 2.01 of this Current Report is incorporated herein by reference. The issuance of 1,030,508 shares of the Company’s Common Stock on June 8, 2015 to the Bronto stockholders was made in reliance on the private placement exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof or Rule 506 of Regulation D promulgated thereunder. The issued Common Stock contain appropriate restricted stock legends.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial Statement of Businesses Acquired.

(b)         Pro Forma Financial Information.

The financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) have not been included in this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1*

Agreement and Plan of Merger, dated April 22, 2015, by and among NetSuite Inc., Bronto Software, Inc., Broadway Merger Sub I, Inc., Broadway Merger Sub II, LLC and Joseph Colopy, as Securityholder Representative.

99.1	Press Release, dated June 9, 2015, titled “NetSuite Completes Acquisition of Bronto Software.”

* Incorporated by reference to exhibit 2.1 filed with registrant’s Current Report on Form 8-K, filed April 23, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2015	NETSUITE INC.

	By:	/s/ Douglas P. Solomon
Douglas P. Solomon
SVP, General Counsel & Secretary

3

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits
2.1*

Agreement and Plan of Merger, dated April 22, 2015, by and among NetSuite Inc., Bronto Software, Inc., Broadway Merger Sub I, Inc., Broadway Merger Sub II, LLC and Joseph Colopy, as Securityholder Representative.

99.1	Press Release, dated June 9, 2015, titled “NetSuite Completes Acquisition of Bronto Software.”

* Incorporated by reference to exhibit 2.1 filed with registrant’s Current Report on Form 8-K, filed April 23, 2015.

4